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                                                                     EXHIBIT 3.3


     For Ministry Use Only                        Ontario Corporation Number
A l'usage exclusif du ministere                Numero de la compagnie en Ontario

[LOGO]  Ministry of        Ministere de                        937896
        Consumer and
        Commercial         la Consommation
        Relations          et du Commerce
CERTIFICATE                CERTIFICAT
This is to certify that    Ceci certifie que les
these articles are         cresents statuts entrent
effective on               en vigueur le

            July 10 Juillet, 1991

           /s/
        Director                      Directeur
Business Corporations Act      Loi ce sur les compagnies

                                                             Trans
                                                             Code

                                                               C

                                                              18


                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION
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   Form 3
  Business     1.   The present name of the corporation is:                Denomination sociale actuelle de la compagnie:
Corporations
    Act,                                                LINCOLN WASTE MANAGEMENT INC.
    1982            _____________________________________________________________________________________________________

  Formule      2.   The name of the corporation is changed to              Nouvelle denomination sociale de la compagnie
  numero 3          (if applicable):                                       (s'il y a lieu):
Loi de 1982
  sur les                                                 PHILIP ENVIRONMENTAL INC.
 compagnies         _____________________________________________________________________________________________________

               3.   Date of amalgamation:                                  Date de la constitution ou de la fusion:

                                                                15 April 1991
                    _____________________________________________________________________________________________________
                                                             (Day, Month, Year)
                                                             (jour, mois, annee)

               4.   The articles of the corporation are amended            Les statuts de la compagnie sont modifies de la
                    as follows:                                            facon suivante:


                                        To change the name of the Corporation to:

                                                PHILIP ENVIRONMENTAL INC.

DYE & DURHAM
FORM 3 (B.C.A.)

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5.   The amendment has been duly authorized as              La modification a ete dument autorisee conformement
     required by Sections 167 and 169 (as applicable)       a l'article 167 et, s'il y a lieu, a l'article 169
     of the Business Corporations Act.                      de la Loi sur les compagnies.


6.   The resolution authorizing the amendment was           Les actionnaires ou les administrateurs (le cas
     approved by the shareholders (as applicable)           echeant) de la compagnie ont approuve la resolution
     of the corporation on                                  autorisant la modification


                                                    25 June 1991
     __________________________________________________________________________________________________________
                                                 (Day, Month, Year)
                                                 (jour, mois, annee)

These articles are signed in duplicate.                     Les presents statuts sont signes en double exemplaire.



                                                                       LINCOLN WASTE MANAGEMENT INC.
                                                            ___________________________________________________
                                                                           (Name of Corporation)
                                                                  (Denomination sociale de la compagnie)


                                                            /s/ R. Jon Williams                Secretary
                                                    By/Par: ___________________________________________________
                                                                    (Signature)         (Description of Office)
                                                                    (Signature)               (Fonction)


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